                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 25, 2004

              Credit Suisse First Boston Mortgage Securities Corp.,

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,
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             (Exact name of registrant as specified in its charter)

                  Delaware                               333-116258                            13-3320910
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       (State or Other Jurisdiction of                   (Commission              (I.R.S. Employer Identification No.)
               Incorporation)                           File Number)

                                                    11 Madison Avenue
                                                 New York, New York 10010
                                         (Address of Principal Executive Offices)
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                                                       (Zip Code)

        Registrant's telephone number, including area code (212) 325-2000
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Item 8.01.        Other Events.
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         Credit Suisse First Boston Mortgage Securities Corp. (the "Company")
entered into a pooling and servicing agreement dated as of August 1, 2004 among the Company, as depositor (in such capacity, the "Depositor"), Midland Loan
Services, Inc. as master servicer (in such capacity, the "Master Servicer"),
Clarion Partners, LLC, as special servicer (in such capacity, the "Special
Servicer"), and Wells Fargo Bank, N.A., as trustee (in such capacity, the
"Trustee") (the "Pooling and Servicing Agreement"). On August 1, 2004, in
accordance with the Pooling and Servicing Agreement, the Depositor: (a)
established a trust (the "Trust"), the primary assets of which consisted of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"); and
(b) caused the issuance of the Series 2004-C3 Commercial Mortgage Pass-Through
Certificates (the "Certificates"), which collectively evidence the entire beneficial ownership of the Trust and its assets. The Pooling and Servicing
Agreement is annexed hereto as Exhibit 4.1.

         The Company entered into a mortgage loan purchase agreement dated as of
August 11, 2004 by and between the Depositor and Column Financial, Inc.
("Column") (the "First Column MLPA"). Certain of the Mortgage Loans (the "Column
Mortgage Loan Group") were acquired by the Company under the First Column MLPA.
The First Column MLPA sets forth representations and warranties made by Column in respect of the Column Mortgage Loan Group, the benefit of which were assigned by the Depositor to the Trust. The First Column MLPA is annexed hereto as
Exhibit 4.2

         The Company entered into a mortgage loan purchase agreement dated as of
August 11, 2004 by and between the Depositor, Column and KeyBank National
Association ("KeyBank"), as an additional party (the "Second Column MLPA"). A
Mortgage Loan (the "Mizner Park Mortgage Loan"; the Column Mortgage Loan Group
and the Mizner Park Mortgage Loan, collectively, the "Column Mortgage Loans")
were acquired by the Company under the Second Column MLPA. The Second Column
MLPA sets forth representations and warranties made by KeyBank in respect of the
Mizner Park Mortgage Loan, the benefit of which were assigned by the Depositor to the Trust. The Second Column MLPA is annexed hereto as Exhibit 4.3

         The Company entered into a mortgage loan purchase agreement dated as of
August 11, 2004 by and between the Depositor and PNC Bank, National Association
("PNC") (the "PNC MLPA"). Certain of the Mortgage Loans (the "PNC Mortgage
Loans") were acquired by the Company under the PNC MLPA. The PNC MLPA sets forth representations and warranties made by PNC in respect of the PNC Mortgage Loans, the benefit of which were assigned by the Depositor to the Trust. The PNC MLPA is annexed hereto as Exhibit 4.5

         The Column Mortgage Loans and the PNC Mortgage Loans collectively constitute all the Mortgage Loans.

         The Company entered into an underwriting agreement dated as of August
11, 2004 by and between the Depositor and Credit Suisse First Boston LLC
("CSFB"), on behalf of itself and as representative of the other underwriters
(the "Underwriting Agreement"), with respect to the Class A-1, A-2, A-3, A-4,
A-5, A-1-A, B, C and D Certificates. The Underwriting Agreement is annexed hereto as Exhibit 1.1.

Item 9.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

         1.1       The Underwriting Agreement dated as of August 11, 2004, by and between the Depositor and CSFB, on behalf of itself and as representative of the other underwriters.

         4.1       The Pooling and Servicing Agreement dated as of August 1,
                   2004, by and among the Depositor, the Master Servicers, the
                   Special Servicers and the Trustee.

         4.2       The First Column MLPA dated as of August 11, 2004, by and
                   between the Depositor and Column.

         4.3       The Second Column MLPA dated as of August 11, 2004, by and between the Depositor, Column and KeyBank.

         4.4       The PNC MLPA dated as of August 11, 2004, by and between the
                   Depositor and PNC.

                                   SIGNATURES

         Filings Made by the Registrant. The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on August 31, 2004.

                          CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

                          By:        /s/ Jeffrey Altabef
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                              Name: Jeffrey Altabef
                              Title:   Vice President

Exhibit Index
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Exhibit                                                                                      Page
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1.1               Underwriting Agreement dated as of August 31, 2004,
                  by and between the Depositor and CSFB, on behalf of itself
                  and as representative of the other underwriters.                           7

4.1               Pooling and Servicing Agreement dated as of August 1, 2004, by and among the Depositor, the Master Servicers, the
                  Special Servicers and the Trustee.                                         8

4.2               First Column MLPA dated as of August 11, 2004, 2004,
                  by and between the Depositor and Column.                                   9

4.3               Second Column MLPA dated as of August 11, 2004, 2004,
                  by and between the Depositor, Column and KeyBank.                          10

4.4               PNC MLPA dated as of August 11, 2004,
                  by and between the Depositor and PNC.                                      12